SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

                                        FORM 8-K

                                                                                     Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2005

Optimal Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. W., 2 Place Alexis-Nihon, Suite 1700, Montreal, Quebec, Canada H3Z 3C1

(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported, on May 27, 2005, Optimal Group Inc. (the “Registrant”) entered into a placing agreement (the “Placing Agreement”) with FireOne Group plc (“FireOne”), a wholly-owned subsidiary of the Registrant incorporated under the laws of Ireland, the executive directors of FireOne and Numis Securities Limited (“Numis”), an investment dealer registered in England and Wales, relating to the placing by the Registrant (the “Placing”) of 10 million ordinary shares (the “Placed Shares”) of FireOne at a price of 241 p. per Ordinary Share (the “Placing Price”). The Placed Shares represent 20% of the outstanding capital of FireOne.

The Placed Shares were listed on the AIM Market operated by the London Stock Exchange (the “Admission”) on June 2, 2005. The completion of the disposition of the Placed Shares occurred in a series of trades occurring on June 2, 2005 and thereafter. The trades which occurred on June 3, 2005 resulted in the Registrant having sold an aggregate of 7,753,725 Placed Shares, that number being sufficient to constitute a significant disposition of assets.

The gross proceeds to the Registrant from the sale of 20% of FireOne’s issued and outstanding share capital to U.K. institutional and other shareholders was 24.1 million British pounds, or approximately US$44.0 million.

FireOne is based in Dublin and was incorporated in the Republic of Ireland for the purpose of carrying on the on-line gaming payments activities previously carried on by a subsidiary of Optimal Payments Inc. (“Optimal Payments”). Optimal Payments is a wholly owned subsidiary of the Registrant. FireOne and its subsidiaries process on-line gaming transactions through the use of credit and debit cards, electronic debit and through FirePay, a leading stored-value wallet. FireOne also offers FirePay for non-gaming purchases.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information.

The following pro forma financial information required under this Item 9.01 is included in this Report on Form 8-K:

(i)	Unaudited Pro Forma Consolidated Balance Sheet of the Registrant as at March 31, 2005;
(ii)	Unaudited Pro Forma Consolidated Statement of Operations of the Registrant for the three months ended March 31, 2005;
(iii)	Unaudited Pro Forma Consolidated Statement of Operations of the Registrant for the year ended December 31, 2004; and
(iv)	Notes to Pro Forma Consolidated Financial Statements.

This pro forma financial information gives effect to the completion of the sale by the Registrant of the full 10 million Placed Shares, although sales of the Placed Shares remain ongoing.

OPTIMAL GROUP INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE-MONTH PERIOD ENDED MARCH 31, 2005
(Unaudited)
(expressed in thousands of U.S. dollars, except per share amounts)

	Optimal Group Inc.	Pro Forma adjustments		Pro Forma consolidated
		(Note 3)
Revenues	37,394			37,394

Expenses:
Transaction processing and service costs	21,946			21,946
Amortization of intangibles pertaining to transaction processing and service costs	1,028			1,028
Selling, general and administrative	9,944			9,944
Stock-based compensation pertaining to selling, general and administrative	1,895	473	3e	2,368
Research and development	618			618
Operating leases	942			942
Amortization of property and equipment	638			638
Foreign exchange gain	(110)			(110)
	36,901	473		37,374

Net earnings before investment income, income taxes and non-controlling interest	493	(473)		20

Investment income	693			693

Net earnings before income taxes and non-controlling interest	1,186	(473)		713

Income tax provision	1,155			1,155

Net earnings (loss) before non-controlling interest	31	(473)		(442)

Non-controlling interest	-	(690)	3b	(690)

Net earnings (loss)	31	(1,164)		(1,133)

Weighted average number of shares:
Basic	22,394,674			22,394,674
Plus impact of stock options and warrants	1,917,251			1,917,251
Diluted	24,311,925	-		24,311,925

Earnings (loss) per share:
Basic	$ 0.00			$ (0.05)
Diluted	0.00			(0.05)

See accompanying notes to unaudited pro forma consolidated financial statements.

OPTIMAL GROUP INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
(Unaudited)
(expressed in thousands of U.S. dollars, except per share amounts)

	Optimal Group Inc.	Pro Forma adjustments		Pro Forma consolidated
		(Note 3)
Revenues	99,397			99,397

Expenses:
Transaction processing and service costs	58,443			58,443
Inventory write-downs pertaining to service costs	2,931			2,931
Amortization of intangibles pertaining to transaction processing and service costs	2,844			2,844
Selling, general and administrative	32,433			32,433
Stock-based compensation pertaining to selling, general and administrative	5,736	3,785	3e	9,521
Research and development	1,511			1,511
Operating leases	3,629			3,629
Restructuring costs	1,325			1,325
Amortization of property and equipment	2,257			2,257
Foreign exchange gain	(1,014)			(1,014)
	110,095	3,785		113,880

Net loss from continuing operations before investment income, gain on sale of investment, income taxes and non-controlling interest	(10,698)	(3,785)		(14,483)

Investment income	1,599			1,599

Net loss from continuing operations before gain on sale of investment, income taxes and non-controlling interest	(9,099)	(3,785)		(12,884)

Gain on sale of investment		29,899	3a	29,899
Income tax provision	1,188	14,358	3d	15,546

Net earnings (loss) from continuing operations before non-controlling interest	(10,287)	11,755		1,468

Non-controlling interest		(654)	3b	(654)

Net earnings (loss) from continuing operations	(10,287)	11,101		814
Loss from discontinued operations, net of income taxes	(3,130)			(3,130)
Gain on disposal of net assets from discontinued operations, net of income taxes	4,164			4,164

Net earnings (loss)	(9,253)	11,101		1,848

Weighted average number of shares:

Basic	20,289,670		20,289,670
Plus impact of stock options and warrants	136,607		136,607
Diluted	20,426,277	-	20,426,277

Earnings (loss) per share:
Continuing operations:
Basic	$ (0.51)		$ 0.04
Diluted	(0.51)		0.04
Discontinued operations:
Basic	0.05		0.05
Diluted	0.05		0.05
Net:
Basic	(0.46)		0.09
Diluted	(0.46)		0.09

See accompanying notes to unaudited pro forma consolidated financial statements.

OPTIMAL GROUP INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT MARCH 31, 2005
(Unaudited)
(expressed in thousands of U.S. dollars)

	Optimal Group Inc.	Pro Forma adjustments		Pro Forma consolidated
ASSETS		(Note 3)
Current assets:
Cash and cash equivalents	100,842	36,749	3a	137,591
Cash held as reserves	19,206			19,206
Cash held in escrow	827			827
Short-term investments	51,949			51,949
Short-term investments held as reserves	2,104			2,104
Settlement assets	11,317			11,317
Accounts receivable	8,619			8,619
Income tax receivable and refundable investment tax credits	823			823
Inventory	2,896			2,896
Prepaid expenses and deposits	1,797			1,797
	200,380	36,749		237,129

Long-term receivables	4,243			4,243
Non-refundable investment tax credits	4,452	(4,452)	3d	-
Property and equipment	4,738			4,738
Goodwill and other intangible assets	74,940			74,940
Deferred costs	165			165
Deferred compensation cost	1,538			1,538
Future income taxes	1,406	(1,406)	3d	-

	291,862	30,891		322,753

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Bank indebtedness	8,146			8,146
Customer reserves and security deposits	75,896			75,896
Accounts payable and accrued liabilities	20,036			20,036
Income taxes payable		8,500	3d	8,500
Deferred revenue	2,841			2,841
Current portion of obligations under capital leases	276			276
Future income taxes	917			917
	108,112	8,500		116,612

Future income taxes	2,033			2,033
Deferred revenue	300			300
Obligations under capital leases	158			158

Non-controlling interest		6,850	3c	6,850

Shareholders' equity:
Share capital	188,265			188,265
Additional paid-in capital	11,030			11,030
Deficit	(16,552)	15,541		(1,011)
Cumulative translation adjustment	(1,484)			(1,484)
	181,259	15,541		196,800

	291,862	30,891		322,753

See accompanying notes to unaudited pro forma consolidated financial statements.

OPTIMAL GROUP INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2004 AND THREE-MONTH PERIOD ENDED MARCH 31, 2005
(Unaudited)
(Tabular amounts in thousands)

1	Basis of Presentation

The pro forma consolidated financial statements give effect to the placing by Optimal Group Inc. ("Optimal Group") of 10 million ordinary shares of FireOne Group plc ("FireOne Group") at a placing price of 241 pence per share, for gross proceeds to Optimal Group of 24.1 million British pounds (U.S.$43.7 million on the basis of U.S.$1=0.55087 GBP). The 10 million ordinary shares represent 20% of the outstanding capital of FireOne Group. The placed shares were admitted for trading on the AIM market of the London Stock Exchange plc on June 2, 2005.

The pro forma consolidated financial statements as at and for the year ended December 31, 2004 are based on the audited consolidated financial statements of Optimal Group for the year ended December 31, 2004, as well as the unaudited financial statements of FireOne Group for the period from April 6, 2004 (date at which it was acquired by Optimal Group) to December 31, 2004.

The pro forma consolidated financial statements as at and for the three-month period ended March 31, 2005 are based on the unaudited consolidated financial statements of Optimal Group for the three-month period ended March 31, 2005, as well as the unaudited financial statements of FireOne Group for the three-month period ended March 31, 2005.

The pro forma consolidated balance sheet gives effect to the disposal of the FireOne shares as if the transaction took place on March 31, 2005. The pro forma consolidated statements of operations for the year ended December 31, 2004 and the three-month period ended March 31, 2005 give effect to the transaction as if the transaction took place on January 1, 2004.

The pro forma consolidated statements of operations are not necessarily indicative of what the results of operations would have been for the periods presented, nor do they purport to project Optimal Group’s results of operations for any future periods.

The pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements of Optimal Group as at and for the year ended December 31, 2004 and the unaudited consolidated interim financial statements as at and for the three-month period ended March 31, 2005.

2.           On May 27, 2005, Optimal Group entered into a placing agreement related to the placing by Optimal

Group of 10 million ordinary shares of FireOne Group, a wholly-owned subsidiary of Optimal Group at a placing price of 241 pence per share, for aggregate gross proceeds to Optimal Group of 24.1 million British pounds (U.S.$43.7 million on the basis of U.S.$1=0.55087 GBP). The 10 million placed shares represent 20% of the outstanding capital of FireOne Group.

The following table summarizes the estimated book value of Optimal Group's assets and liabilities relating to FireOne Group:

As at
March 31, 2005

Cash	46,174
Cash held as reserves	14,372
Settlement assets	10,637
Accounts receivable	45
Property and equipment	143
Customer contracts and customer relationships	3,062
Acquired technology	565
Non-deductible goodwill	24,058
Deferred compensation cost	798
Customer reserves and security deposits	(61,183)
Accounts payable and accrued liabilities	(3,022)
Deferred revenue	(164)
Future income taxes	(1,123)
Obligations under capital leases	(110)

Net assets	34,252

Certain assets and liabilities attributed to FireOne Group are based on management assumptions and adjustments related to allocations which are inherently subjective.

3.	Pro Forma Adjustments:

The pro forma consolidated financial statements incorporate the following adjustments:

a)	Represents the disposition on the placing of the 20% non-controlling interest.

b)	Represents the non-controlling interest in the net income of FireOne Group.

c)	Represents non-controlling interest in net assets of FireOne Group.

d)	Represents the tax effect on the gain on sale of the investment.

e)

Represents the stock based compensation expense resulting from the awarding of 2,443,750 restricted share units ("RSUs"). The RSUs vest as to one-third on the 90th day following admission to the AIM, an additional one-third on the first anniversary of their award and the remaining one-third on the second anniversary of their award. The RSUs have a fair value of $5.7 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2005	Optimal Group Inc. (Registrant)
	By:	/s/ Holden L. Ostrin
Name: Holden L. Ostrin
Title: Co-Chairman